UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2022

ALLEGION PUBLIC LIMITED COMPANY

(Exact name of registrant specified in its charter)

Ireland	001-35971	98-1108930
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2	D02 VH94
(Address of principal executive offices, including zip code)	(Zip Code)

(353)(1) 2546200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.01 per share	ALLE	New York Stock Exchange
3.500% Senior Notes due 2029	ALLE 3 1⁄2	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 22, 2022, Allegion US Holding Company Inc., a subsidiary of Allegion plc (such subsidiary, the “Company”) entered into a Transaction Agreement (the “Transaction Agreement) with Stanley Black & Decker, Inc., a Connecticut corporation (“Stanley Parent”), Stanley Black & Decker Canada Corporation, an unlimited liability company incorporated under the laws of the province of Nova Scotia, various other selling entities and Stanley Access Technologies LLC, a Delaware limited liability company (“Stanley”), pursuant to which the Company will acquire the automatic door business, operations and assets owned by Stanley Parent and its affiliates (the “Transaction”), including Stanley (the “Business”). Stanley is a leading manufacturer, installer and service provider of automatic doors in North America, primarily in the United States and Canada.

Pursuant to the Transaction Agreement, the Company agreed to purchase the Business for an aggregate initial purchase price of $900 million and assume certain liabilities in connection with the Transaction Agreement, subject to certain adjustments for cash, indebtedness, and normalized working capital. In connection with the Transaction, Stanley Parent will and will cause its affiliates to sell, assign, transfer, convey and deliver to the Company all right, title and interest in and to the assets, properties and rights primarily used or primarily held for use in connection with the Business.

The Transaction Agreement contains customary representations and warranties of a transaction of this type that the parties made to, and are solely for the benefit of, each other. Each party has agreed to customary covenants, including, among others, covenants relating to: (i) the conduct of Stanley’s businesses during the interim period between the execution of the Transaction Agreement and the completion of the Transaction, (ii) Stanley’s obligation to afford the Company reasonable access to the properties, offices, plants and other facilities, books and records of Stanley and the Business for any reasonable purpose related to the Transaction, (iii) compliance with any confidentiality agreements entered into in connection with the Transaction, (iv) the continuation of certain indemnification provisions agreed in connection with certain Stanley personnel, (v) restrictive covenants relating to Stanley and Stanley Parent’s ability to transact Business in the United States, Canada or any other country in which any other selling party conducts the Business, and (vi) Stanley and Stanley Parent’s obligation to use commercially reasonable efforts to provide such cooperation as is customarily provided in connection with arranging and obtaining, and satisfying the conditions to the availability of, any debt financing undertaken by the Company.

The Transaction Agreement is included with this filing only to provide investors with information regarding the terms of the Transaction Agreement, and not to provide investors with any other factual information regarding the Company or Stanley, their respective affiliates or their respective businesses. Investors and security holders should not rely on the representations and warranties as characterizations of the actual facts because they were made only as of the date of the Transaction Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The Transaction is expected to close in the third quarter of 2022, subject to regulatory approval and customary closing conditions. The foregoing description of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Additionally, in connection with the Transaction, the Company entered into a commitment letter with Goldman Sachs Banks USA (“Goldman Sachs”), pursuant to which Goldman Sachs committed to provide a $900 million senior unsecured bridge term loan facility (the “Bridge Facility”). Upon the closing of the Transaction, the Company and certain of its affiliates may enter into a credit agreement in the terms substantially consistent with the Bridge Facility.

Item 2.02.	Results of Operations and Financial Condition

On April 22, 2022, Allegion plc issued a press release announcing certain of its first quarter 2022 results. The information contained in Item 2.02, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On April 22, 2022, Allegion plc issued a press release announcing the Transaction, a copy of which is attached as Exhibit 99.1 and is incorporated by reference herein.

On April 22, 2022, representatives from Allegion plc will present information about the Transaction during a conference call, the details of which are provided in the press release that is attached hereto as Exhibit 99.1. The presentation will include the slides attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information contained in Item 7.01, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act, or into any filing or other document pursuant to the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1§	Transaction Agreement, dated as of April 22, 2022, by and between Allegion US Holding Company Inc., Stanley Black & Decker, Inc., Stanley Black & Decker Canada Corporation, various selling entities thereto and Stanley Access Technologies LLC.

99.1	Press Release, dated as of April 22, 2022.

99.2	Transaction Presentation, dated as of April 22, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

§

Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided on a supplemental basis to the Securities and Exchange Commission upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2022
ALLEGION PLC

	By:	/s/ Michael J. Wagnes
	Name:	Michael J. Wagnes
	Title:	Senior Vice President and Chief Financial Officer